FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(212) 698-3000

SUPPLEMENT DATED OCTOBER 9, 2014

TO PROSPECTUS DATED APRIL 30, 2014

This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2014. Please review these matters carefully.

Matthew McLennan and Kimball Brooker, Jr. are the Portfolio Managers for First Eagle Overseas Variable Fund.

Mr. Abhay Deshpande has resigned from his portfolio management positions with First Eagle Investment Management, LLC and the First Eagle Variable Funds. Please disregard any references in this Prospectus to Mr. Deshpande.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2014. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled “The Adviser”.